SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 19, 2003


                                 DOBLIQUE, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         333-83152                                          75-287-0720
---------------------------------              ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


        2591 Dallas Parkway, Suite 102, Frisco, TX                  75034
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         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (972) 963-0000



              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5. OTHER EVENTS

On February 19, 2003, Doblique, Inc. (the "Company") issued a press release announcing a five for one forward split of the Company's common stock. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.



EXHIBITS

Exhibit No. 99.1 Press Release of Doblique, Inc., dated February 19, 2003



SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DOBLIQUE, INC.

By: /s/ Pam J. Halter
---------------------------------------------
President (Chief Executive Officer), Director


Date: February 19, 2003